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                                                                    EXHIBIT 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                           TO THE HOLDERS OF:
BANK OF                         CORPORATE BOND-BACKED CERTIFICATES
  NEW                           SERIES 1998-ADM-1
  YORK                          CLASS A-1 CERTIFICATES
                                CUSIP NUMBER: 21987HAS4

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In accordance with the Standard Terms, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                         JUNE 15, 2006

INTEREST ACCOUNT
Balance as of JUNE 15, 2005                                                                                             $0.00
      Schedule Income received on securities...................................                                 $1,226,223.00
      Unscheduled Income received on securities................................                                         $0.00
      Interest Received on sale of Securties...................................                                         $0.00
LESS:
      Distribution to Class A-1 Holders........................................     $1,223,223.00
      Trustee Fees.............................................................         $2,250.00
      Fees allocated for third party expenses..................................           $750.00
Balance as of June 15, 2006                                                              Subtotal                       $0.00


PRINCIPAL ACCOUNT
Balance as of June 15, 2005                                                                                             $0.00
      Scheduled Principal payment received on securities.......................                                 $1,059,458.00
      Principal received on sale of securities.................................                                         $0.00
LESS:
      Distribution to Class A-1 Holders.......................................      $1,059,458.00
                                                                                         Subtotal               $1,059,458.00
Balance as of June 15, 2006                                                               Balance                       $0.00
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                 UNDERLYING SECURITIES HELD AS OF: June 15, 2006

                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company
                             CUSIP NUMBER: 039483AP7